Exhibit 99.2

October 21, 2011 Pittsburgh, Pennsylvania MarkWest Liberty Project Mariner Platts Midstream & Development Conference

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Geographic Footprint



Utica Shale
Corporate Office
Marcellus Shale
Woodford Shale
Granite Wash Formation
Haynesville Shale
Huron/Berea Shale

▲ SOUTHWEST

- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- Arkoma Connector Pipeline JV

● NORTHEAST

- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - Langley processing expansion
  - Complete Ranger NGL pipeline

⬢ LIBERTY

- Marcellus Shale
- JV with The Energy & Minerals Group
- 325 MMcf/d gathering capacity
- 625 MMcf/d cryogenic processing
- 60,000 Bbl/d C3+ fractionator
- Infrastructure under construction
  - 520 MMcf/d processing capacity
  - 75,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

■ GULF COAST

- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P.
3

Growth Driven by Customer Satisfaction 4 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

Liberty Project Schedule

MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d



PENNSYLVANIA
Houston I,II,III
Majorsville I,II
Mobley I, II
Sherwood I
WEST VIRGINIA
MARINER WEST
TEPPCO PRODUCTS PIPELINE

Houston Processing and Fractionation Complex	
Houston I, II, and III	355 MMcf/d
C3+ fractionation	60,000 Bbl/day
C3 pipeline	TEPPCO deliveries
NGL Storage	1.3MM bbls
Truck loading	8 bays
Under Construction	
Rail Loading (4Q11)	200 Rail Cars
De-ethanization (3Q13)	75,000 Bbl/day
Mariner West ethane pipeline (3Q13)	50,000 Bbl/day

Majorsville Processing Complex	
Majorsville I and II	270 MMcf/d
NGL Pipeline to Houston	

Mobley Processing Complex	
Under Construction	
Mobley I (2Q12)	120 MMcf/d
Mobley II (3Q12)	200 MMcf/d
NGL Pipeline to Majorsville (2Q12)	

Sherwood Processing Complex	
Under Construction	
Sherwood I (3Q12)	200 MMcf/d
NGL Pipeline to Mobley (3Q12)	

MARKWEST ENERGY PARTNERS, L.P. 5

MarkWest Liberty's Processing Complexes Support Ethane Recovery

- MarkWest Liberty has the ability to recover ethane at all of its processing plants and to transport the ethane to de-ethanization facilities via its extensive NGL gathering system
- In September, MarkWest Liberty announced the development of up to three large de-ethanizers at its Houston and Majorsville processing complexes
  - The first phase will have capacity of ~75,000 Bbl/d and will commence operation in mid-2013 to coincide with the start-up of Mariner West
  - The second phase will increase the capacity to more than 115,000 Bbl/d of ethane
  - MarkWest will also construct an ethane pipeline to transport ethane from Majorsville to Houston



(Bbls/d)
120,000
100,000
80,000
60,000
40,000
20,000
0
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
MW Liberty Must Recover Ethane
MW Liberty Total Recoverable Ethane
MW Liberty Planned Ethane Fractionation Capacity

MARKWEST ENERGY PARTNERS, L.P.
6

Marcellus Ethane – A Third-Party Viewpoint 7 Implied Ethane Production In the Marcellus Based on Processing Capacity Source: Wells Fargo

Project Mariner 8 MarkWest Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia

Project Mariner: A Comprehensive Ethane Solution MarkWest Liberty and Sunoco Logistics are developing efficient and scalable ethane projects that meet producers’ ethane production schedules and provide access to attractive NGL markets in North America and Europe Project Mariner requires minimal pipeline construction – a combined total of approximately 85 miles of new pipe is required to deliver ethane to the Sarnia, Gulf Coast, and European markets Project Mariner will have access to ethane storage at Sarnia and would construct ethane storage at Philadelphia and the Gulf Coast near Nederland, Texas Mariner West is scheduled to come online in mid-2013 for transportation to Sarnia, with potential future ethane deliveries to favorable European and Gulf Coast markets via Mariner East The capacity of Sunoco Logistics’ 8-inch pipeline to Philadelphia can be increased to meet increased demand 9 Sarnia Pittsburgh Gulf Coast Philadelphia

Mariner East includes two ships to allow for weather contingencies, optimization of offloading schedules, and volume increases The ships can be easily modified to transport ethane and to consume ethane as fuel, and the ships are capable of carrying partial loads that would allow for offloading at multiple sites The U.S.-built ships meet all Jones Act requirements. Congressional action to reflag for U.S. waters is in process Nederland markets are expressing strong strategic interest in purchasing Mariner East volumes The Nederland location is optimal for Gulf Coast ethane market expansions Discussions with European markets are progressing Mariner East Update 10

Sunoco’s Marcus Hook Marine Terminal Sunoco has managed more than 400,000 Bbl/d of marine feedstock deliveries ratably to the Philadelphia market Thousands of marine movements per year to/from docks Excellent relationship with Coast Guard and River Pilots Association Philadelphia area refineries are dependent upon marine vessels for feedstock Sunoco has depth of knowledge and experience coordinating marine LPG movements: propane/butane shuttles/international imports 11

 Nederland Dock and Offloading Excellent relationships with the Coast Guard and Sabine River pilots Nederland is a contracted drawdown facility for the U.S. Strategic Petroleum Reserve Sabine River manages more than 2,000 marine vessels per year Fog has never delayed contract volumes Nederland handled 500,000 Bbl/d of ratable deliveries in 2010 Existing land and dock availability Mariner East would include 575,000 Bbl/d of ethane storage for ratable deliveries 12

 CPChem, Sasol, Westlake, BASF/Total, Flint Hills, and Dupont have proprietary ethane pipelines connected to Mt. Belvieu that are located within a few miles of Nederland Nederland ethane storage allows for ratable deliveries and simplifies delivery logistics Nederland is strategically situated to supply ethane to expanding and newly built crackers in the Gulf Coast Gulf Coast Markets At Nederland 13

Western Europe Ethane Market European petrochems are interested in lighter feedstock slate The current ethane supplies are from refineries and the North Sea Ethane supplies are decreasing due to declining production in the North Sea Western Europe and Norway are reported to have ethylene capacity greater than 3,000,000 tons and consume more than 100,000 Bbl/d of ethane Extensive ethane pipeline distribution systems are in place Ineos, ExxonMobil, and Sabic all have LPG cracking facilities in the UK and Norway Ineos and Sabic operate deep-water marine facilities to bring in LPG feedstocks 14

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 15